COMMITMENTS AND CONTINGENCIES - Schedule of Estimated Purchase Commitment (Details) $ in Thousands	Dec. 31, 2021 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2022	$ 201,080
2023	201,080
2024	201,080
2025	201,080
Total	$ 804,320